		MONTHLY SERVICING STATEMENT
		(Delivered pursuant to subsection 5.03 (a)
		of the Indenture Supplement

		HSBC FINANCE CORPORATION, successor by merger to Household Finance Corporation ("HSBC Finance")
		HSBC Funding (USA) Inc. V

		HOUSEHOLD PRIVATE LABEL CREDIT CARD MASTER NOTE TRUST I
		Class A, Class B and Class C Notes, Series 2002-1

		This Certificate relates to the Distribution Date occurring on October 17, 2005

1.		Pool One Information.

(a)		The aggregate amount of Collections processed for the Due Period preceding such Distribution Date was equal
		to	$591,485,403.63

(b)		The aggregate amount of such Collections with respect to Principal Receivables for the Due Period preceding
		such Distribution Date was equal to	$495,011,416.68
	(i)	The total payment rate, [((b)+(c)(ii)+(c)(iii))/(h)], is	11.66%

(c)		The aggregate amount of such Collections with respect to Finance Charge and Administrative Receivables for
		the Due Period preceding such Distribution Date was equal to	$96,473,986.95

	(i)	The gross cash yield, [ ((ii)+(iii)+(iv)+(v)) * 12 / (h) ], is	22.21%

	(ii)	The amount of such aggregate with respect to Finance Charge was equal to	$73,410,006.30

	(iii)	The amount of such aggregate with respect to fees was equal to	$18,402,301.76

	(iv)	The amount of such aggregate with respect to Interchange was equal to	N/A

	(v)	The amount of such aggregate with respect to other recoveries was equal to	$1,351,886.88

	(vi)	The amount of such aggregate with respect to principal recoveries was equal to	$3,309,792.01

(d)		The Gross Defaulted Amount for the preceding Due Period is	$26,108,274.73
	(i)	The annualized default rate, (d) *12 / (h), is	6.22%

	(ii)	The annualized net default rate, [(d)-(c)(vi)] *12 / (h), is	5.43%

(e)		The Portfolio Yield for such Distribution Date [c(i) - d(ii)]	16.77%

(f)		The total amount of Principal Receivables in Pool One at the beginning of the preceding Due Period or, if
		there were Additions or Removals during the Due Period, the average balance for such Due Period is equal to	$5,033,954,352.37

(g)		The total amount of Principal Receivables in Pool One as of the last day of the preceding Due Period is	$4,810,521,288.93

(h)		The total amount of Principal Receivables in Pool One at the beginning of the preceding Due Period	$5,033,954,352.37

(i)		The total amount of Finance Charge and Administrative Receivables in Pool One as of the last day of the
		Preceding Due Period is	$231,892,157.66

(j)		The aggregate outstanding gross balance of the Accounts which were 30-59 days delinquent as of the close of
		business on the last day of the calendar month preceding such Distribution Date was equal to	$74,180,610.07

(k)		The aggregate outstanding gross balance of the Accounts which were 60-89 days delinquent as of the close of
		business on the last day of the calendar month preceding such Distribution Date was equal to	$51,765,039.85

(l)		The aggregate outstanding gross balance of the Accounts which were 90+ days delinquent as of the close of
		business on the last day of the calendar month preceding such Distribution Date was equal to	$105,363,309.53

(m)		Transferor Amount	$2,876,461,288.93

(n)		Transferor Interest Percentage (Transferor Amount/aggregate Series Adjusted Invested Amount)	148.73%

2.		Series 2002-1 Information

(a)		The average rate (the weighted average Class A Note Interest Rate, Class B Note Interest Rate and Class C Note Interest Rate reduced to take into account the
		non-interest bearing over-collateralization invested amount) is equal to	5.0413%

(b)		Total investor Collections is equal to	$60,259,443.78

(c)		Investor percentage of Principal Collections is equal to	$50,430,851.63

(d)		The Floating Investor Percentage for the Due Period preceding such Distribution Date was equal to	10.19%

(e)		Investor Finance Charge and Administrative Collections is equal to	$9,828,592.15

(f)		Investor Defaulted Amount is equal to	$2,659,862.95

(g)		The Monthly Servicing Fee is equal to	$854,750.00

(h)		The Monthly Administration Fee is equal to	$8.49

(i)		The Series Portfolio Yield for the Due Period preceding such Distribution Date was equal to	16.7739%

3.		Determination of Monthly Interest

(a)		The number of days in the Interest Period for Class B and Class C is equal to	32

(b)		Class A Note Principal Balance - Beginning of the Due Period	$400,000,000.00

(c)		The Class A Note Interest Rate for the Interest Period with respect to such Distribution Date is equal to	5.5000%

(d)		Class A Monthly Interest is equal to	$1,833,333.33

(e)		Class B Note Principal Balance - Beginning of the Due Period	$53,850,000.00

(f)		The Class B Note Interest Rate for the Interest Period with respect to such Distribution Date is equal to	4.3181%

(g)		Class B Monthly Interest is equal to	$206,694.49

(h)		Class C Note Principal Balance - Beginning of the Due Period	$30,775,000.00

(i)		The Class C Note Interest Rate for the Interest Period with respect to such Distribution Date is equal to	4.9681%

(j)		Class C Monthly Interest is equal to	135,905.96

4.04		Application of Available Funds

	(a)	Available Investor Finance Charge and Administrative Collections	$9,828,592.15

	(i)	The amount of Class A Monthly Interest for such Distribution Date is equal to	$1,833,333.33

		The amount of any Class A Monthly Interest previously due but not distributed on a prior Distribution Date
		is equal to	$0.00

		The amount of Class A Additional Interest for such Distribution Date is equal to	$0.00

		The amount of any Class A Additional Interest previously due but not Distributed on a prior
		Distribution Date is equal to	$0.00

	(ii)	The amount of Class B Monthly Interest for such Distribution Date is equal to	$206,694.49

		The amount of any Class B Monthly Interest previously due but not distributed on a prior Distribution Date
		is equal to	$0.00

		The amount of Class B Additional Interest for such Distribution Date is equal to	$0.00

		The amount of any Class B Additional Interest previously due but not distributed on a prior
		Distribution Date is equal to	$0.00

	(iii)	The amount of Class C Monthly Interest for such Distribution Date is equal to	$135,905.96

		The amount of any Class C Monthly Interest previously due but not distributed on a prior Distribution Date
		is equal to	$0.00

		The amount of Class C Additional Interest for such Distribution Date is equal to	$0.00

		The amount of any Class C Additional Interest previously due but not Distributed on a prior
		Distribution Date is equal to	$0.00

	(iv)
	(A)	If HSBC Finance or an Affiliate of HSBC Finance is no longer the Servicer, the Monthly Servicing Fee	$0.00

	(B)	If HSBC Finance or an Affiliate of HSBC Finance is no longer the Administrator, the Monthly Administration Fee is equal to	$0.00

	(v)	The Investor Defaulted Amount for such Distribution Date is equal to	$2,659,862.95

	(vi)	The amount of Investor Charge-offs reimbursed on such Distribution Date is equal to	$0.00

		The amount of Subordinated Principal Collections reimbursed on such Distribution Date is equal to	$0.00

	(vii)	The amount applied to accelerate Principal pursuant to Section 5.03 is equal to	$0.00

	(viii)	If HSBC Finance or an Affiliate of HSBC Finance is the Servicer, the Monthly Servicing Fee for such Distribution Date and due but not paid for a prior
		Distribution Date	$854,750.00

	(ix)	If HSBC Finance or an Affiliate of HSBC Finance is the Administrator, the Monthly Administration Fee for such Distribution Date and due but not paid for a prior
		Distribution Date	$8.49

	(x)	The Excess of the Required Reserve Account Amount over the Available Reserve Account Amount, to be deposited into the Reserve Account is equal to	$0.00

	(xi)	the balance, if any, to be distributed to the Transferor	$4,138,036.93

5.		Other Information

	(a)	The Investor Percentage for Principal Collections is equal to	10.19%

	(b)	The Series 2002-1 Principal Shortfall is equal to	$0.00

	(c)	The Pool One Shared Principal Collections are equal to	$0.00

	(d)	The total amount to be distributed to Class A Noteholders on such Distribution Date in payment of
		principal is equal to	$0.00

	(e)	The total amount to be distributed to Class B Noteholders on such Distribution Date in payment of
		principal is equal to	$0.00

	(f)	The total amount to be distributed to Class C Noteholders on such Distribution Date in payment of
		Principal is equal to	$0.00

	(g)	The total amount to be distributed to the O/C Holder on such Distribution Date in payment of Excess O/C Amount is equal to	$0.00

	(h)	The Monthly Subordination Amount with respect to such
		Distribution Date is equal to	$0.00

	(i)	The amount applied at 4.04(a)(vi) to reimburse previous Monthly Subordination Amounts	$0.00

	(j)	The amount of Investor Charge-Offs for such Distribution Date is equal to	$0.00

	(k)	The total amount of reimbursements of Investor Charge-Offs for such Distribution Date is equal to	$0.00

	(l)	The Invested Amount at the close of business on such Distribution Date (after giving effect to all payments
		and adjustments on such Distribution Date) will be
		equal to	$512,850,000.00

	(m)	The Principal Funding Account Balance at the close of business on such Distribution Date	$0.00

	(n)	The Class A Note Principal Balance at the close of business on such Distribution Date (after giving effect
		to all payments and adjustments on such Distribution
		Date) will be equal to	$400,000,000.00

	(o)	The Class B Note Principal Balance at the close of business on such Distribution Date (after giving effect
		to all payments and adjustments on such Distribution
		Date) will be equal to	$53,850,000.00

	(p)	The Class C Note Principal Balance at the close of business on such Distribution Date (after giving effect
		to all payments and adjustments on such Distribution
		Date) will be equal to	$30,775,000.00

	(q)	The Required O/C Amount at the close of business on such Distribution Date (after giving effect to all payments and adjustments on such Distribution Date)
		will be equal to	$28,225,000.00

	(r)	The O/C Amount at the close of business on such Distribution Date ( after giving effect to all payments and adjustments on such Distribution Date)
		will be equal to	$28,225,000.00

	(s)	Total amount to be on deposit in the Collection Account (after giving effect to allocations required to be made pursuant to the terms of all other
		Series now outstanding and to the payment of the Servicer's fee, administration fee and funding of investor default amounts) prior to making distributions
		on such Distribution Dates is equal to	$6,313,970.71

	(t)	The total amount to be distributed from the Collection Account to the Transferor on such Distribution Date (after taking into consideration the amounts which have
		been netted with respect to all Series against deposits to the Collection Account) after making distributions is equal to	$4,138,036.93

HSBC FINANCE CORPORATION, successor by merger to Household
Finance Corporation ("HSBC Finance")
HSBC Funding (USA) Inc. V

HOUSEHOLD PRIVATE LABEL CREDIT CARD MASTER NOTE TRUST I
Class A, Class B and Class C Notes, Series 2002-1

The undersigned, a duly authorized representative of HSBC Finance Corporation, successor by merger to Household Finance Corporation
("HSBC Finance"), as Servicer (the "Servicer"), pursuant to the
Transfer and Servicing Agreement, dated as of June 12, 2001 (the "Transfer and Servicing Agreement"), by and among HSBC Funding
(USA) Inc. V, as Transferor, the Servicer, and Wilmington Trust Company, as Owner Trustee, does hereby certify with respect to the information set forth below as follows:

Capitalized terms used in this Certificate shall have the respective meanings set forth in the Transfer and Servicing Agreement.

HSBC Finance is, as of the date hereof, the Servicer
under the Transfer and Servicing Agreement.

The undersigned is a Servicing Officer.

This Certificate relates to the Distribution Date occurring on October 17, 2005

As of the date hereof, to the best knowledge of the undersigned, no
Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the
Transfer and Servicing Agreement through the Due Period preceding such
Distribution Date or, if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default,
(ii) the action taken by the Transferor and Servicer, if any, to remedy such default and (iii) the current status of each such default; if applicable, insert "None".
None

As of the date hereof, to the best knowledge of the undersigned, no
Lien has been placed on any of the Receivables other than pursuant to the Indenture (or, if there is a Lien, such Lien
consists of : ____________________________________________).

The amounts specified to be deposited into and withdrawn from the Collection Account, as well as the amounts specified to be paid to the Transferor, the Servicer and the Noteholders are all in accordance with the requirements of the Transfer and Servicing Agreement, Master Indenture and Indenture Supplement.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate this 9th day of October, 2005.

HSBC FINANCE CORPORATION
as Servicer,

By: _/s/ J. A. Bevacqua_______________________________________
Servicing Officer